SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2010

CASCADE BANCORP
(Exact name of Registrant as specified in its charter)

Oregon	0-23322	93-1034484
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices)
(Zip Code)

(541) 385-6205
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K file is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                               On May 17, 2010, Cascade Bancorp announced by press release its filing of the Company’s Quarterly Report on Form 10-Q and financial results for the first quarter ended March 31, 2010, including certain forward looking statements.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

              (a)          Financial Statements of Business Acquired

                             Not applicable.

              (b)          Prof Forma Financial Information

                             Not applicable.

              (c)          Shell Company Transactions

                             Not applicable.

              (d)          Exhibits

                             Exhibit 99.1 Press Release dated May 17, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CASCADE BANCORP

Date: May 17, 2010	By:	/s/ Gregory D. Newton
Gregory D. Newton
Executive Vice President/CFO